                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder European Equity Fund

Scudder International Select Equity Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summaries

<Click Here> Investment Portfolios

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the funds may focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read each fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

Scudder European Equity Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Investment Class shares are not subject to sales charges.

The Fund's performance was significantly impacted by gains from initial public offerings (IPOs) purchased in 2000 during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

Shareholders redeeming Class A, Investment Class and Institutional Class shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to February 28, 2001 are derived from the historical performance of Institutional Class shares of the Scudder European Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder European Equity Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	10.76%	28.76%	-3.11%	17.24%	18.48%
Class B	9.73%	27.17%	-3.92%	16.30%	17.56%
Class C	9.70%	27.24%	-3.80%	16.39%	17.62%
Institutional Class	10.76%	28.95%	-2.87%	17.53%	18.79%
MSCI Europe Index+	12.87%	34.54%	.06%	-.93%	7.38%

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on September 3, 1996. Index returns begin August 31, 1996.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder European Equity Fund	6-Month++	1-Year	3-Year	Life of Class**
Investment Class	10.60%	28.61%	-3.10%	10.05%
MSCI Europe Index+	12.87%	34.54%	.06%	-4.27%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

++ Total returns shown for periods less than one year are not annualized.
** Investment Class commenced operations on December 23, 1999. Index returns begin December 31, 1999.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 4/30/04	$ 8.18	$ 8.09	$ 8.11	$ 21.03	$ 22.17
10/31/03	$ 7.51	$ 7.44	$ 7.47	$ 19.35	$ 20.42
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .15	$ .08	$ .09	$ .38	$ .46

Institutional Class Lipper Rankings - European Region Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	100	of	144	69
3-Year	82	of	126	65
5-Year	1	of	80	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder European Equity Fund - Class A [] MSCI Europe Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder European Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,135	$8,574	$20,873	$34,558
	Average annual total return	21.35%	-5.00%	15.86%	17.57%
Class B	Growth of $10,000	$12,417	$8,697	$21,215	$34,527
	Average annual total return	24.17%	-4.55%	16.23%	17.56%
Class C	Growth of $10,000	$12,724	$8,903	$21,355	$34,655
	Average annual total return	27.24%	-3.80%	16.39%	17.62%
MSCI Europe Index+	Growth of $10,000	$13,454	$10,019	$9,545	$17,129
	Average annual total return	34.54%	.06%	-.93%	7.38%

The growth of $10,000 is cumulative.

* The Fund commenced operations on September 3, 1996. Index returns begin August 31, 1996.
Growth of an Assumed $250,000 Investment
[] Scudder European Equity Fund - Institutional Class [] MSCI Europe Index+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder European Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $250,000	$322,375	$229,075	$560,575	$934,300
	Average annual total return	28.95%	-2.87%	17.53%	18.79%
MSCI Europe Index+	Growth of $250,000	$336,350	$250,475	$238,625	$428,225
	Average annual total return	34.54%	.06%	-.93%	7.38%

The growth of $250,000 is cumulative.

The minimum initial investment for Institutional Class shares is $250,000.

Comparative Results as of 4/30/04
Scudder European Equity Fund		1-Year	3-Year	Life of Class**
Investment Class	Growth of $10,000	$12,861	$9,097	$15,171
	Average annual total return	28.61%	-3.10%	10.05%
MSCI Europe Index+	Growth of $10,000	$13,454	$10,019	$8,300
	Average annual total return	34.54%	.06%	-4.27%

The growth of $10,000 is cumulative.

* The Fund commenced operations on September 3, 1996. Index returns begin August 31, 1996.
** Investment Class commenced operations on December 23, 1999. Index returns begin December 31, 1999.
+ The MSCI Europe Index is a total return index, reported in US dollars, based on share prices and reinvested net dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 16 countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder International Select Equity Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R, Institutional Class and Investment Class shares are not subject to sales charges.

The Fund's performance was significantly impacted by gains from initial public offerings (IPOs) purchased in 2000 during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

Shareholders redeeming Class A, Investment Class and Institutional Class shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to February 28, 2001 and Class R shares prior to July 1, 2003 are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder International Select Equity Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	10.65%	37.63%	.58%	5.33%	10.36%
Class B	10.16%	36.66%	-.40%	4.40%	9.45%
Class C	10.28%	36.66%	-.40%	4.40%	9.45%
Class R	10.51%	37.31%	.12%	4.97%	10.06%
Institutional Class	10.74%	37.96%	.61%	5.49%	10.62%
MSCI EAFE Index+	12.39%	40.23%	.37%	-.73%	3.92%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder International Select Equity Fund	6-Month++	1-Year	3-Year	Life of Class**
Investment Class	10.61%	37.65%	.38%	1.87%
MSCI EAFE Index+	12.39%	40.23%	.37%	-2.27%

Scudder International Select Equity Fund	6-Month++	1-Year	3-Year	Life of Class***
Premier Class	10.87%	38.24%	.86%	-7.62%
MSCI EAFE Index+	12.39%	40.23%	.37%	-4.35%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

++ Total returns shown for periods less than one year are not annualized.
** Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.
*** Premier Class commenced operations on February 29, 2000. Index returns begin February 29, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class	Premier Class
Net Asset Value:
4/30/04	$ 9.93	$ 9.73	$ 9.73	$ 17.25	$ 17.53	$ 17.49	$ 17.39
10/31/03	$ 9.08	$ 8.87	$ 8.86	$ 15.77	$ 16.01	$ 16.02	$ 15.92
Distribution Information:
Six Months: Income Dividends as of 4/30/04	$ .11	$ .04	$ .04	$ .20	$ .16	$ .24	$ .24

Institutional Class Lipper Rankings - International Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	298	of	850	36
3-Year	233	of	679	35
5-Year	59	of	498	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Select Equity Fund - Class A [] MSCI EAFE Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,972	$9,590	$12,219	$22,807
	Average annual total return	29.72%	-1.38%	4.09%	9.63%
Class B	Growth of $10,000	$13,366	$9,683	$12,340	$22,466
	Average annual total return	33.66%	-1.07%	4.29%	9.45%
Class C	Growth of $10,000	$13,666	$9,880	$12,403	$22,466
	Average annual total return	36.66%	-.40%	4.40%	9.45%
Class R	Growth of $10,000	$13,731	$10,036	$12,747	$23,621
	Average annual total return	37.31%	.12%	4.97%	10.06%
MSCI EAFE Index+	Growth of $10,000	$14,023	$10,112	$9,640	$14,025
	Average annual total return	40.23%	.37%	-.73%	3.92%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.

Growth of an Assumed $250,000 Investment
[] Scudder International Select Equity Fund - Institutional Class [] MSCI EAFE Index+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $250,000	$344,900	$254,625	$326,650	$617,525
	Average annual total return	37.96%	.61%	5.49%	10.62%
MSCI EAFE Index+	Growth of $250,000	$350,575	$252,800	$241,000	$350,625
	Average annual total return	40.23%	.37%	-.73%	3.92%

The growth of $250,000 is cumulative.

The minimum initial investment for Institutional Class shares is $250,000.

Comparative Results as of 4/30/04
Scudder International Select Equity Fund		1-Year	3-Year	Life of Class**
Investment Class	Growth of $10,000	$13,765	$10,115	$10,869
	Average annual total return	37.65%	.38%	1.87%
MSCI EAFE Index+	Growth of $10,000	$14,023	$10,112	$9,033
	Average annual total return	40.23%	.37%	-2.27%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.
** Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.

Comparative Results as of 4/30/04
Scudder International Select Equity Fund		1-Year	3-Year	Life of Class***
Premier Class	Growth of $5,000,000	$6,912,000	$5,131,000	$3,594,000
	Average annual total return	38.24%	.86%	-7.62%
MSCI EAFE Index+	Growth of $5,000,000	$7,011,500	$5,056,000	$4,165,000
	Average annual total return	40.23%	.37%	-4.35%

The growth of $5,000,000 is cumulative.

The minimum initial investment for Premier Class shares is $5,000,000.

*** Premier Class commenced operations on February 29, 2000. Index returns begin February 29, 2000.
+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder European Equity Fund

In the following interview, Portfolio Co-Manager Alexander "Sandy" Black discusses Scudder European Equity Fund's strategy and the market environment during the six-month period ended April 30, 2004.

Q: Will you discuss the environment for European stocks during the period under review?

A: Although economic growth in Europe remains sluggish in comparison with other areas of the world, Europe's markets nonetheless outperformed during the reporting period. For the six months ended April 30, the MSCI Europe Index delivered a total return of 12.87%, compared with a return of 8.43% for the MSCI World Index (which encompasses all world markets).1

1 The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted measure of 16 stock markets in Europe. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

The first four months of the period brought the strongest returns, as a confluence of factors supported positive market performance. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.2 The improvement in the global economy, in turn, led to stronger corporate earnings and improved investor sentiment. As a result, Europe joined other world markets in providing robust returns to investors. For US investors, performance also was helped by the strengthening of the euro and pound sterling versus the US dollar.3

2 Low interest rates help spur growth.
3 Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example, the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

The final two months of the reporting period brought a more challenging environment, however, as the MSCI Europe Index fell 3.12% in March and 0.83% in April. Stock market momentum initially waned in mid-March when the terrorist attack in Spain brought geopolitical concerns back into focus. While this decline proved short-lived, the markets were hit with a second piece of bad news with the release of a surprisingly strong US payroll figure in April. This raised concerns that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies, including Europe's. Investors also weighed concerns that the Chinese Central Bank would likewise take steps to slow the pace of growth in that country. Stock markets worldwide weakened as a result, with stocks in the basic materials sector getting hit the hardest. European markets, in particular, were pressured due to the widely held belief that the beginning of a cycle of rate hikes in the United States eliminates any chance of further rate cuts by the European Central Bank.

Another notable event during the period was that the European Union (EU) underwent a substantial enlargement, with 10 new member nations joining. This added 74 million people (more than half from Poland) to the current 380 million. The new members are not large in terms of aggregate gross domestic product. Taken together, in fact, they are about the same as the Netherlands. However, these countries do bring to the table much stronger economic growth than the current EU members. The enlarged EU is a powerful economic force. While this is a longer-term positive for Europe, the key challenge to maintaining the current economic momentum (however limited) is to introduce structural reforms of working practices and benefit systems.

Q: What areas of the market produced the best performance?

A: European markets rose by 13.1% in US dollar terms in the six months ended April 30, 2004. The best-performing sectors were utilities, real estate and health care equipment. The surprising aspect of this breakdown is that utilities usually do not perform well during periods when bond yields are rising, since their yield advantage becomes less pronounced. Performance in this sector was dominated by strong returns from two German companies - RWE AG, which the fund does not hold, and E.ON AG, a large position in the fund. The gain in E.ON's share price owed largely to rising power prices and the company's divestment of noncore assets. The health care equipment sector, meanwhile, was buoyed by takeover speculation and the strength of its US peers.

In general, the best performers across all sectors were "special situations" and restructuring stories - in other words, companies that are taking meaningful steps to streamline their businesses. Such companies are viewed as being better able to boost earnings even in an environment of continued sluggish economic growth.

Q: What areas of the market lagged?

A: The worst-performing sectors were technology, food and staples retail and commercial services. The fall in the technology sector was largely due to the sharp decline of cell phone manufacturer Nokia (Finland), in which the fund holds an overweight position. Nokia reported in mid-April that it has been losing market share and will cut prices in order to compete. Nokia has always responded to competitive challenges with innovative new products, and we expect that this time will be no different. However, the business environment definitely has become tougher for Nokia. (As of 4/30/04, the fund's position in Nokia was sold.) The food retail sector also underperformed due to weak returns from UK food companies as well as Carrefour of France. The fund benefited from not holding any positions in this area.

Q: What were the reasons behind the fund's relative underperformance?

A: For the six-month period ended April 30, 2004, Class A shares of Scudder European Equity Fund returned 10.76%, as compared with a total return of 12.87% for the MSCI Europe Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower.) (Please see pages 3 through 6 for the performance of other share classes and more complete performance information.)

The principal detractors from fund performance were the portfolio's positions in technology stocks such as Nokia and the technology outsourcing and consulting firm Cap Gemini (Germany), both of which disappointed investors. (As of 4/30/04, the fund's position in Cap Gemini was sold.) An overweight position in Credit Suisse Group (Switzerland) also performed poorly as the market awaited details of the company's switch to US accounting standards, which in some cases can make companies' financials appear less attractive.4 However, we are encouraged by the fact that its stock began to appreciate in the second half of April.

4 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

As noted, E.ON AG was a strong performer for the fund during the period. Other key outperformers were Italian oil producer Eni SpA, which has benefited from rising oil prices, and Alpha Bank AE (Greece), where rising loan demand and good cost control led to a sharp jump in reported profits. The fund was also helped by being underweight in pharmaceutical heavyweight GlaxoSmithKline PLC (United Kingdom), which underperformed. In the latter part of the period, we sought to capitalize on the stock's price weakness by adding to this position.

Q: How was the portfolio positioned during the period under review?

A: The portfolio remained positioned to benefit from an environment of improving growth. Although recent market performance reflected investor concerns about the uncertain state of the global economy, we believe industrial stocks will be supported by continued strong earnings results. In addition, higher free cash flow for corporations should stimulate continued growth in capital spending, a positive for industrials. Top fund holdings in this area include ABB Ltd. (Switzerland), Siemens AG (Germany) and Schneider Electric SA (France).

Given our view that bond yields are likely to rise as the year progresses, the fund remains underweight in areas of the stock market that are sensitive to interest rate movements, including the telecommunications and utilities industries. The fund is also underweight in consumer stocks - both the discretionary and staples sectors - in favor of areas that provide more attractive growth opportunities.

We continue to favor the energy sector, believing that high prices for oil and gas have not yet been fully factored into stock market prices. The portfolio retains a slight overweight in technology, but we remain cautious due to what we believe is the high market valuation of the industry overall. The fund's top holdings in energy are Eni SpA, Total SA (France) and Repsol YPF SA (Spain).

Q: What is your broad view on the current state of the European equity markets?

A: We remain reasonably optimistic about economic growth in the United States, which continues to benefit from low interest rates, and less optimistic in Europe. If US rates rise, it actually could work to Europe's advantage, since the euro would be unlikely to strengthen further against the US dollar. While this would be a negative for fund investors, a weaker euro would take some pressure off the region's economy.5 Along this same line, we do not expect that interest rates in Europe will rise as quickly as they could in the United States given that economic growth is slower in Europe. Taking these factors together, and keeping in mind the potential benefits of the rapid growth in the peripheral European nations, we believe the months ahead will bring continued opportunities to invest in individual companies that exhibit strong growth characteristics and reasonable valuations. We intend to take advantage of broad sell-offs in the global markets to add to the fund's positions in companies in which we have the highest level of conviction.

5 A weaker currency makes exports less expensive for foreign buyers, which helps increase sales volumes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder International Select Equity Fund

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Select Equity Fund's strategy and the market environment during the six-month period ended April 30, 2004.

Q: How did the world markets perform during the past six months?

A: Although returns for the world markets were positive over the full six months, the reporting period should be separated into two distinct parts. The first is the interval from November through February, during which a confluence of factors supported positive performance for virtually all world stock markets. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.1 The improvement in the global economy, in turn, led to stronger corporate earnings results and improved investor sentiment. And for US investors in foreign mutual funds, performance also was helped by the strengthening of the euro and pound sterling versus the US dollar, even though the yen declined slightly.2

1 Low interest rates help spur growth.

The final two months of the reporting period brought a more challenging environment. Stock market momentum in Europe initially waned in mid-March when the terrorist attack in Spain brought geopolitical concerns back into focus. Stocks in Japan and Asia continued to post strong gains through the latter half of the month. However, all world markets responded negatively to the second piece of bad news: the release of a surprisingly strong US payroll figure in early April. This raised concerns that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies. Investors also weighed concerns that the Chinese Central Bank would take steps to slow the pace of growth in that country, which would be a significant concern for the entire Asia region. These developments sparked weakness across all world markets and enabled the US dollar to regain its footing. Still, the gains of the first four months more than outweighed the weakness that characterized the latter portion of the period.

2 Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example, the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

Q: How did the fund perform in relation to its benchmark and peers?

A: For the six-month period ended April 30, 2004, Class A shares of Scudder International Select Equity Fund returned 10.65%. (Returns are unadjusted for sales charges.2 If sales charges had been included, returns would have been lower. Please see pages 7 through 11 for the performance of other share classes and more complete performance information.) In comparison, the MSCI EAFE Index produced a total return of 12.39%.3

3 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index that tracks the performance of international stocks in the 21 developed markets in Europe, Australasia and the Far East. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: How is the fund positioned in a general sense?

A: Our fundamental view is that the underpinnings of the world economy remain strong. With the exception of Europe, all regions continued to generate robust economic growth. In our view, this environment supports the continued reflation of the global economy. By "reflation," we are referring not to rampant inflation, but instead to a healthy rise in price levels and a corresponding end to the destructive deflation (i.e., falling prices) that has taken place in Asia in recent years. We believe this reflation will be brought about by the combination of negative real interest rates in the United States, high energy and raw materials prices, sharply rising real estate values and rising employment.4 Reflation, in turn, will allow corporations to raise prices. In the short term, rising prices can be a negative, since this situation increases the probability of higher interest rates. But in the long term, a moderate rise in prices should help break the back of deflationary forces, and it should also lead to an improvement in corporate earnings. This is the broad lens through which we approach the process of investing in individual companies for the fund.

4 Reflation occurs when short-term interest rates fall below the rate of inflation.

Q: How did this general positioning translate to the fund's positioning in Asia?

A: We believe that the reflation scenario will have the most significant benefit in Asia, given the scale of the previous deflation in the region. Despite the recent rise in prices, real estate remains inexpensive in Hong Kong, South Korea and Japan. We are therefore maintaining exposure to real estate in the region through positions in financials and real estate companies in these countries. A Japanese bank that outperformed during the period is Mizuho Financial Group, Inc., which has accepted the pain of repricing (downward) the bad loans in its portfolio. Now that investors have more visibility into the company's future results, they have been willing to pay higher prices for its shares. Other top holdings among Asian financials include Sun Hung Kai Properties Ltd. in Hong Kong and DBS Group Holdings Ltd. in Singapore.

The Asia region, in general, is offering increasingly fertile ground for investment ideas due to its wealth of growth opportunities and the fact that companies have higher levels of free cash flow than they have had for many years. A notable winner for the fund was Samsung Electronics Co., Ltd., Korea's largest technology stock. Samsung Electronics Co., Ltd. produced a strong return as its improving fundamentals continued to attract the attention of global investors. The company is gaining market share across all of its business lines as its brand image improves among customers worldwide.5 In addition, as the lowest-cost producer of computer chips in the world, it has benefited as the global economic recovery has sparked increased demand - and higher prices - for chips. The fund's holding in Hoya Corp. (Japan), an optical lens maker that has become one of the leading worldwide suppliers of liquid crystal display masks, also performed well following the company's release of a stellar set of results.

5 Market share is the percentage of the total sales in a particular industry made by a company. For example, a company with $200 million of sales in a $1 billion industry has a 20% market share.

A key detractor within Asia was Mitsubishi Corp. (Japan), which was negatively affected by the news that Daimler-Chrysler, the German/US auto concern, was not prepared to refinance its subsidiary, Mitsubishi Motors (MM). As a group shareholder in MM, Mitsubishi Corp. will be forced to refinance or write down its equity stake in the company. Although Mitsubishi Corp.'s total exposure to MM is only around $1.5 billion, the effect on investor sentiment was considerable.

Q: How is the portfolio positioned in Europe?

A: We are less enthusiastic on Europe. Growth remains relatively anemic, and necessary restructuring remains hampered by the fact that political agendas and high social costs are keeping its governments from moving ahead with reforms. In addition, it appears that the prospect of higher interest rates in the United States means that there is little chance that the European Central Bank will enact further interest rate cuts of its own. As a result, we have been paring back the fund's position in the region to fund purchases elsewhere.

The fund's holdings in Europe are focused on companies that are improving their profit margins and taking steps to reduce debt and/or streamline their operations. Our exposure in Europe is geared to areas in which we believe companies hold a global competitive advantage (luxury goods, specialist engineering and media) and/or stocks with high dividend yields and above-average growth prospects (including banks, some utilities and specialty retail stocks). An example of a recent purchase is Christian Dior SA. Following a recent visit to China, our view remains that demand for branded luxury goods such as Christian Dior SA in Asia is likely not only to remain strong in the coming years but also to show considerable growth. Moreover, European competitiveness is not an issue with regard to luxury goods in general and to leather, perfumes and couture in particular. We believe Christian Dior SA, with its controlling interest in LVMH as well as its strong stand-alone businesses in fragrance/cosmetic, watches, apparel and couture, continues to be one of the best-placed luxury goods companies in the world.

Helping performance was the fund's weighting in consumer staples stocks that came back into favor, such as Nestle SA (Switzerland) and Henkel, a German maker of household products. (As of 4/30/04, the fund's position in Henkel was sold.) Credit Agricole SA, a French financial concern that reported good results and continues to restructure its operations, also provided solid returns. On the negative side, TPG NV (Netherlands) declined on concerns surrounding a tax-liability investigation and the subsequent release of unaudited results. The situation has since been resolved. AP Moller - Maersk A/S (Denmark) was also a detractor, as declining shipping rates and management's conservative guidance regarding the company's earnings outlook hurt the stock. Although we believe the market concerns were overdone, we decided to reduce the position as the stock recovered and instead focus on other industries in which we believe growth prospects remain strong.

Q: In what other areas have you been finding opportunities?

A: From a sector perspective, one area in which we increased the fund's exposure during the latter part of the period is pharmaceuticals. During the past six months, the fund's position in this area was a detractor from performance. But following a protracted period of weak returns, the sector as a whole has begun to look much more attractively valued. Stocks such as GlaxoSmithKline PLC (United Kingdom) appear to discount more than the worst-case scenario, as the company is trading at what see as an attractive valuation. We added GlaxoSmithKline PLC to the portfolio.

Q: How will you approach the months ahead if interest rates rise in the United States, as expected?

A: We remain reasonably optimistic about economic growth in the United States, which continues to benefit from low interest rates, and in Asia, where we think the reflation scenario we outlined earlier will be a positive for relative performance. While the markets are concerned about rising rates in the United States, this could actually work to the advantage of foreign stocks, since the euro and the yen would be unlikely to achieve substantial gains against the dollar.6 In addition, foreign stocks could become more attractive, since neither Europe nor Japan is likely to raise interest rates in the near future.

Taking these factors together, we believe the months ahead will bring continued opportunities to invest in individual companies that exhibit strong growth characteristics and reasonable valuations. What's more, we are encouraged by the fact that after a year in which smaller and lower-quality companies performed well, 2004 so far seems to have brought a renewed focus among market participants on fundamentally sound companies. We intend to take advantage of broad sell-offs in the global markets to add to the fund's positions in companies in which we have the highest level of conviction.

6 This would not be a direct positive to fund investors, of course. However, it would provide a boost to overseas economies by making their exports less expensive.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summaries April 30, 2004

Scudder European Equity Fund

Geographical Diversification	4/30/04	10/31/03

United Kingdom	34%	27%
Switzerland	16%	16%
Germany	15%	15%
France	14%	14%
Netherlands	6%	8%
Spain	5%	5%
Italy	4%	5%
Finland	-	4%
Denmark	-	2%
Other	6%	4%
	100%	100%

Sector Diversification	4/30/04	10/31/03

Financials	28%	28%
Energy	13%	13%
Industrials	12%	9%
Consumer Discretionary	12%	8%
Health Care	11%	12%
Telecommunication Services	9%	10%
Consumer Staples	7%	7%
Utilities	4%	5%
Materials	2%	4%
Other	2%	4%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (35.6% of Portfolio)
1. Vodaphone Group PLC Provider of mobile telecommunication services	United Kingdom	4.9%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	4.2%
3. Total SA Producer of oil and natural gas	France	3.6%
4. Eni SpA Provider of oilfield and engineering services	Italy	3.6%
5. Telefonica SA Provider of telecommunication services	Spain	3.4%
6. Nestle SA (Registered) Producer and seller of food products	Switzerland	3.3%
7. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.3%
8. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	3.2%
9. Novartis AG (Registered) Manufacturer of pharmaceutical and nutrition products	Switzerland	3.1%
10. BP PLC Exporter and producer of oil and natural gas	United Kingdom	3.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 29. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Scudder International Select Equity Fund

Geographical Diversification	4/30/04	10/31/03

Continental Europe	45%	49%
United Kingdom	23%	21%
Japan	21%	21%
Asia (excluding Japan)	11%	8%
Australia	-	1%
	100%	100%

Sector Diversification	4/30/04	10/31/03

Financials	25%	26%
Consumer Discretionary	15%	13%
Industrials	11%	14%
Health Care	11%	10%
Energy	9%	6%
Consumer Staples	7%	7%
Telecommunication Services	6%	9%
Materials	6%	7%
Information Technology	6%	4%
Utilities	4%	4%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (31.4% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.5%
2. Total SA Producer of oil and natural gas	France	3.5%
3. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	3.4%
4. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	3.4%
5. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	3.2%
6. Eni SpA Provider of oilfield and engineering services	Italy	3.1%
7. Nestle SA (Registered) Producer and seller of food products	Switzerland	2.9%
8. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.9%
9. Mizuho Financial Group, Inc. Provider of financial services	Japan	2.8%
10. Canon, Inc. Producer of visual image and information equipment	Japan	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 32. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

Investment Portfolios as of April 30, 2004 (Unaudited)

Scudder European Equity Fund	Shares	Value ($)

Common Stocks 94.9%
Austria 0.8%
Telekom Austria AG* (Cost $120,634)	8,981	131,883
France 13.2%
Aventis SA	1,180	89,893
BNP Paribas SA	4,370	262,451
Compagnie de Saint-Gobain	5,830	294,365
Credit Agricole SA	7,956	196,277
Lafarge SA	1,670	139,133
Publicis Groupe	5,850	175,317
Schneider Electric SA	5,230	352,344
Thomson SA	8,658	167,098
Total SA	3,262	603,363
(Cost $1,894,035)		2,280,241
Germany 12.8%
Adidas-Salomon AG	860	99,319
Deutsche Boerse AG	1,650	90,748
Deutsche Lufthansa AG	8,250	132,522
E.ON AG (c)	6,856	454,490
Hochtief AG	2,900	81,139
Infineon Technologies AG*	7,430	95,213
Metro AG	11,080	491,307
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,504	162,641
SAP AG	746	113,125
Siemens AG	6,961	502,756
(Cost $1,859,085)		2,223,260
Greece 1.3%
Alpha Bank AE (Cost $139,319)	7,221	225,061
Ireland 0.8%
Depfa Bank PLC* (Cost $105,960)	931	139,638
Italy 3.8%
Banca Intesa SpA	20,152	66,674
Eni SpA	29,176	593,172
(Cost $391,304)		659,846
Luxembourg 1.0%
Arcelor (Cost $141,963)	10,690	177,611
Netherlands 5.8%
Aegon NV	25,770	337,338
ING Groep NV (c)	13,295	284,961
Koninklijke (Royal) Philips Electronics NV	7,980	217,340
Koninklijke Ahold NV (ADR)	21,581	167,122
(Cost $839,840)		1,006,761
Spain 5.0%
Banco Santander Central Hispano SA	12,850	138,019
Repsolf YPF, SA	8,060	169,760
Telefonica SA	37,787	562,138
(Cost $700,114)		869,917
Sweden 1.8%
Skandia Forsakrings AB	44,780	175,850
Telefonaktiebolaget LM Ericsson "B"*	50,610	137,134
(Cost $309,126)		312,984
Switzerland 15.8%
ABB Ltd.*	67,489	379,970
Credit Suisse Group	6,780	238,968
Nestle SA (Registered)	2,200	556,532
Novartis AG (Registered)	11,490	512,203
Roche Holding AG	2,437	255,616
Swatch Group AG	730	96,979
UBS AG (Registered)	6,450	458,405
Zurich Financial Services AG	1,510	238,740
(Cost $2,263,524)		2,737,413
United Kingdom 32.8%
AstraZeneca PLC	10,310	482,129
BAA PLC	32,900	303,385
BP PLC	58,415	505,003
British Sky Broadcasting Group PLC	11,950	141,136
Carnival PLC	4,240	190,005
Centrica PLC	47,110	182,541
GlaxoSmithKline PLC	26,173	541,651
HSBC Holdings PLC	49,048	702,793
Imperial Tobacco Group PLC	7,480	165,676
InterContinental Hotels Group PLC	17,260	161,304
ITV PLC	99,020	216,863
Man Group PLC	4,390	131,411
Prudential PLC	31,110	244,398
Royal Bank of Scotland Group PLC	18,535	556,473
Shell Transport & Trading Co., PLC	50,233	346,524
Vodafone Group PLC	336,483	817,483
(Cost $5,005,684)		5,688,775
Total Common Stocks (Cost $13,770,588)		16,453,390

Preferred Stock 1.2%
Germany
Henkel KGaA (Cost $148,021)	2,450	212,282

Securities Lending Collateral 3.9%
Daily Assets Fund Institutional, 1.08% (Cost $676,200) (b) (d)	676,200	676,200
Total Investment Portfolio - 100.0% (Cost $14,594,809) (a)		17,341,872

* Non-income producing security.
(a) The cost for federal income tax purposes was $14,787,376. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $2,554,496. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,753,978 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $199,482.
(b) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $643,871, which is 3.8% of total net assets.
(d) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Scudder International Select Equity Fund	Shares	Value ($)

Common Stocks 89.2%
Cayman Islands 0.4%
Semiconductor Manufacturing International Corp. (ADR)* (d) (Cost $4,827,313)	313,100	3,660,139
China 1.6%
PetroChina Co., Ltd. "H" (Cost $19,475,427)	36,352,000	15,846,150
Denmark 1.4%
A P Moller - Maersk A/S "B" (d) (Cost $11,743,301)	1,758	11,072,812
France 7.0%
Christian Dior SA	273,100	17,154,646
Credit Agricole SA	818,854	20,201,360
Total SA	168,640	31,192,867
(Cost $58,335,419)		68,548,873
Germany 6.2%
E.ON AG (d)	324,100	21,484,880
Metro AG	345,000	15,297,914
Siemens AG	325,900	23,538,034
(Cost $50,729,419)		60,320,828
Greece 3.7%
Alpha Bank AE	561,400	17,497,441
Public Power Corp.	719,400	18,230,735
(Cost $36,714,431)		35,728,176
Hong Kong 2.0%
Sun Hung Kai Properties Ltd. (REIT) (Cost $19,841,159)	2,290,000	19,671,017
Ireland 1.9%
CRH PLC (Cost $13,515,164)	891,546	18,916,718
Italy 2.8%
Eni SpA (Cost $19,296,150)	1,359,101	27,631,620
Japan 18.7%
Canon, Inc.	463,000	24,292,239
Daito Trust Construction Co., Ltd.	490,600	16,626,741
Hoya Corp.	205,600	22,245,154
Kirin Brewery Co., Ltd.	1,887,500	18,711,658
Mitsubishi Corp.	1,923,800	18,339,338
Mizuho Financial Group, Inc.*	5,280	24,975,397
Nomura Holdings, Inc.	1,234,200	20,041,560
Toyota Motor Corp.	800,700	28,950,143
Yamanouchi Pharmaceutical Co., Ltd.	260,000	8,670,201
(Cost $123,137,432)		182,852,431
Korea 4.2%
POSCO (ADR)	494,856	15,216,822
Samsung Electronics Co., Ltd. (GDR)	86,750	20,407,938
Samsung Electronics Co., Ltd. (GDR), 144A	21,300	5,010,825
(Cost $33,994,343)		40,635,585
Netherlands 4.2%
ING Groep NV (d)	986,500	21,144,303
TPG NV	902,630	19,465,686
(Cost $40,480,950)		40,609,989
Russia 0.9%
YUKOS (ADR) (Cost $8,960,012)	192,000	8,544,000
Singapore 2.0%
DBS Group Holdings Ltd. (Cost $19,513,016)	2,289,000	19,238,120
Spain 2.0%
Telefonica SA (Cost $13,278,699)	1,343,747	19,990,243
Switzerland 9.1%
Credit Suisse Group	653,976	23,050,056
Nestle SA (Registered) (d)	103,740	26,243,036
Roche Holding AG	285,100	29,904,057
UBS AG (Registered)	139,000	9,878,798
(Cost $73,397,693)		89,075,947
United Kingdom 21.1%
AstraZeneca PLC	646,890	30,250,697
BHP Billiton PLC	2,078,210	16,602,713
British Sky Broadcasting Group PLC	1,553,243	18,344,609
EMAP PLC	1,237,800	18,976,246
GlaxoSmithKline PLC	431,000	9,154,383
Kingfisher PLC	3,896,000	19,569,678
Northern Rock PLC	1,333,200	17,566,245
Royal Bank of Scotland Group PLC	869,880	26,116,269
Smith & Nephew PLC	1,746,600	17,732,247
Vodafone Group PLC	12,929,500	31,412,110
(Cost $179,679,502)		205,725,197
Total Common Stocks (Cost $726,919,430)		868,067,845

Preferred Stock 1.9%
Germany
Henkel KGaA (Cost $13,461,464)	209,600	18,160,935

Securities Lending Collateral 8.7%
Daily Assets Fund Institutional, 1.08% (c) (e) (Cost $84,724,437)	84,724,437	84,724,437

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $2,246,691)	2,246,691	2,246,691
Total Investment Portfolio - 100.0% (Cost $827,352,022) (a)		973,199,908

* Non-income producing security.
(a) The cost for federal income tax purposes was $831,963,439. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $141,236,469. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $157,944,005 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,707,536.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $80,562,468, which is 9.1% of total net assets.
(e) Represents collateral held in connection with securities lending.

144A: Securities exempt from registration under Rule 144A of The Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets	Scudder European Equity Fund	Scudder International Select Equity Fund
Investments in portfolio, at value (cost of $13,918,609 and $740,380,894, respectively)	$ 16,665,672	$ 886,228,780
Investments in Daily Assets Fund Institutional(a) (cost of $676,200 and $84,724,437, respectively)	676,200	84,724,437
Investments in Scudder Cash Management QP Trust (cost of $0 and $2,246,691, respectively)	-	2,246,691
Total investments in portfolio, at value (cost of $14,594,809 and $827,352,022, respectively)	17,341,872	973,199,908
Foreign currency, at value (cost $0 and $15,203,238, respectively)	-	15,213,177
Receivable for investments sold	484,040	7,622,858
Receivable for Fund shares sold	-	3,595,839
Receivable for securities lending income	201	23,418
Interest receivable	15	6,219
Dividends receivable	99,177	4,894,587
Foreign taxes recoverable	52,474	869,437
Due from Advisor	119,448	-
Net receivable on closed forward foreign currency exchange contracts	2,460	-
Unrealized appreciation on forward foreign currency exchange contracts	13,286	-
Other assets	43,986	53,885
Total assets	$ 18,156,959	$ 1,005,479,328
Liabilities
Due to custodian bank	12,906	-
Payable upon return of securities loaned	676,200	84,724,437
Payable for investments purchased	173,411	30,973,321
Payable for Fund shares redeemed	13,018	481,227
Net payable on closed forward foreign currency exchange contracts	6,585	-
Unrealized depreciation on forward foreign currency exchange contracts	26,508	-
Notes payable	100,000	-
Accrued investment advisory fee	-	520,269
Other accrued expenses and payables	120,249	369,828
Total liabilities	1,128,877	117,069,082
Net assets, at value	$ 17,028,082	$ 888,410,246

a Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Assets
Net assets consist of: Undistributed net investment income	43,836	3,083,681
Net unrealized appreciation (depreciation) on: Investments	2,747,063	145,847,886
Foreign currency related transactions	(13,982)	(141,511)
Accumulated net realized gain (loss)	(24,666,121)	(68,460,087)
Paid-in capital	38,917,286	808,080,277
Net assets, at value	$ 17,028,082	$ 888,410,246

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value	Scudder European Equity Fund	Scudder International Select Equity Fund
Class A Net assets applicable to shares outstanding	$ 413,495	$ 433,126,122
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	50,562	43,638,452
Net Asset Value and redemption price (a) per share	$ 8.18	$ 9.93
Maximum offering price per share ($100 / 94.25 of $8.18 and $9.93, respectively)	$ 8.68	$ 10.54
Class B Net assets applicable to shares outstanding	$ 297,762	$ 6,330,383
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	36,828	650,449
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 8.09	$ 9.73
Class C Net assets applicable to shares outstanding	$ 490,053	$ 10,995,102
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	60,406	1,130,215
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 8.11	$ 9.73
Investment Class Net assets applicable to shares outstanding	$ 6,305,663	$ 51,021,607
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	299,825	2,958,324
Net Asset Value, offering and redemption price (a) per share	$ 21.03	$ 17.25
Class R Net assets applicable to shares outstanding	-	$ 255,822
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	-	14,594
Net Asset Value, offering and redemption price per share	-	$ 17.53

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value	Scudder European Equity Fund	Scudder International Select Equity Fund
Institutional Class Net assets applicable to shares outstanding	$ 9,521,109	$ 98,580,450
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	429,455	5,637,449
Net Asset Value, offering and redemption price (a) per share	$ 22.17	$ 17.49
Premier Class Net assets applicable to shares outstanding	-	$ 288,100,760
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	-	16,568,371
Net Asset Value, offering and redemption price per share	-	$ 17.39

(a) Redemption price per share for shares held less than sixty days is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income	Scudder European Equity Fund	Scudder International Select Equity Fund
Income: Dividends (net of foreign taxes withheld of $24,585 and $965,851, respectively)	$ 185,125	$ 9,034,077
Interest	400	13,207
Securities lending income	201	23,418
Total Income	185,726	9,070,702
Expenses: Investment advisory fee	65,422	2,958,341
Administrator service fee	28,038	1,198,389
Distribution and shareholder servicing fees	11,120	635,687
Custody fees	78,923	163,924
Legal	2,958	10,573
Auditing	31,660	54,209
Interest expense	401	-
Trustees' fees and expenses	3,253	6,932
Reports to shareholders	8,283	5,884
Registration fees	41,150	23,792
Other	-	12,121
Total expenses, before expense reductions	271,208	5,069,852
Expense reductions	(142,157)	(158,168)
Total expenses, after expense reductions	129,051	4,911,684
Net investment income (loss)	56,675	4,159,018
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	992,695	45,457,900
Futures	21,682	-
Foreign currency related transactions	(36,555)	(59,007)
	977,822	45,398,893
Net unrealized appreciation (depreciation) during the period on: Investments	826,513	31,570,612
Futures	(1,264)	-
Foreign currency related transactions	(848)	(190,709)
	824,401	31,379,903
Net gain (loss) on investment transactions	1,802,223	76,778,796
Net increase (decrease) in net assets resulting from operations	$ 1,858,898	$ 80,937,814

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder European Equity Fund
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 56,675	$ 290,363
Net realized gain (loss) on investment transactions	977,822	(1,513,589)
Net unrealized appreciation (depreciation) on investment transactions during the period	824,401	4,481,811
Net increase (decrease) in net assets resulting from operations	1,858,898	3,258,585
Distributions to shareholders from: Net investment income: Class A	(8,071)	(2,926)
Class B	(2,711)	(2,193)
Class C	(4,941)	(4,430)
Institutional Class	(221,654)	(259,539)
Investment Class	(118,135)	(156,222)
Fund share transactions: Proceeds from shares sold	1,885,592	2,347,228
Reinvestment of distributions	337,346	398,918
Cost of shares redeemed	(4,022,747)	(9,388,601)
Redemption fees	2,582	5,313
Net increase (decrease) in net assets from Fund share transactions	(1,797,227)	(6,637,142)
Increase (decrease) in net assets	(293,841)	(3,803,867)
Net assets at beginning of period	17,321,923	21,125,790
Net assets at end of period (including undistributed net investment income of $43,836 and $342,673, respectively)	$ 17,028,082	$ 17,321,923

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder International Select Equity Fund
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 4,159,018	$ 7,854,571
Net realized gain (loss) on investment transactions	45,398,893	1,991,348
Net unrealized appreciation (depreciation) on investment transactions during the period	31,379,903	119,440,479
Net increase (decrease) in net assets resulting from operations	80,937,814	129,286,398
Distributions to shareholders from: Net investment income: Class A	(4,526,177)	(831,336)
Class B	(19,276)	-
Class C	(31,534)	-
Investment Class	(505,026)	(34,330)
Class R	(218)	-
Institutional Class	(1,442,459)	(360,799)
Premier Class	(3,818,621)	(1,282,409)
Fund share transactions: Proceeds from shares sold	147,936,080	924,888,305
Reinvestment of distributions	10,089,976	2,451,946
Cost of shares redeemed	(94,910,338)	(530,169,396)
Redemption fees	10,848	21,221
Net increase (decrease) in net assets from Fund share transactions	63,126,566	397,192,076
Increase (decrease) in net assets	133,721,069	523,969,600
Net assets at beginning of period	754,689,177	230,719,577
Net assets at end of period (including undistributed net investment income of $3,083,681 and $9,267,974, respectively)	$ 888,410,246	$ 754,689,177

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder European Equity Fund

Class A
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.51	$ 6.47	$ 7.46	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.02[c]	.09[c]	.04[c]	-[c]
Net realized and unrealized gain (loss) on investment transactions	.80	1.09	(1.03)	(2.54)
Total from investment operations	.82	1.18	(.99)	(2.54)
Less distributions from: Net investment income	(.15)	(.14)	-	-
Total distributions	(.15)	(.14)	-	-
Redemption fees	-[d]	-[d]	-	-
Net asset value, end of period	$ 8.18	$ 7.51	$ 6.47	$ 7.46
Total Return (%)[e]	10.76**	18.57	(13.27)	(25.40)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	.20	.11	.28
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	3.04*	2.33	2.67	1.88*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.50*	1.50	1.54	1.53*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.50*	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	.57*	1.41	.60	.25*
Portfolio turnover rate (%)	56*	69	169	238
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from February 28, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder European Equity Fund

Class B
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.44	$ 6.41	$ 7.42	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.01)[c]	.03[c]	(.01)[c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.74	1.08	(1.00)	(2.57)
Total from investment operations	.73	1.12	(1.01)	(2.58)
Less distributions from: Net investment income	(.08)	(.09)	-	-
Total distributions	(.08)	(.09)	-	-
Redemption fees	-[d]	-[d]	-	-
Net asset value, end of period	$ 8.09	$ 7.44	$ 6.41	$ 7.42
Total Return (%)[e]	9.73**	17.66	(13.61)	(25.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	.21	.14	.67
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	3.79*	3.08	3.49	2.63*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	2.25*	2.25	2.29	2.28*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	2.25*	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	(.18)*	.66	(.12)	(.26)*
Portfolio turnover rate (%)	56*	69	169	238
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from February 28, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder European Equity Fund

Class C
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.47	$ 6.43	$ 7.45	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.01)[c]	.04[c]	-[c,d]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.74	1.09	(1.02)	(2.54)
Total from investment operations	.73	1.13	(1.02)	(2.55)
Less distributions from: Net investment income	(.09)	(.09)	-	-
Total distributions	(.09)	(.09)	-	-
Redemption fees	-[d]	-[d]	-	-
Net asset value, end of period	$ 8.11	$ 7.47	$ 6.43	$ 7.45
Total Return (%)[e]	9.70**	17.76	(13.69)	(25.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5	.41	.33	.094
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	3.79*	3.08	3.55	2.63*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	2.25*	2.25	2.29	2.28*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	2.25*	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	(.18)*	.66	.05	(.29)*
Portfolio turnover rate (%)	56*	69	169	238
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from February 28, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005
[e] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder European Equity Fund

Investment Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.35	$ 16.69	$ 19.18	$ 27.11	$ 14.63
Income (loss) from investment operations:
Net investment income (loss)	.06[c]	.23[c]	.07[c]	.03	.04
Net realized and unrealized gain (loss) on investment transactions	2.00	2.78	(2.56)	(7.55)	11.48
Total from investment operations	2.06	3.01	(2.49)	(7.52)	11.52
Less distributions from: Net investment income	(.38)	(.35)	-	(.41)	-
Total distributions	(.38)	(.35)	-	(.41)	-
Redemption fees	-[e]	-[e]	-	-	-
Other Capital Changes[d]	-	-	-	-	.96
Net asset value, end of period	$ 21.03	$ 19.35	$ 16.69	$ 19.18	$ 27.11
Total Return (%)[f]	10.60**	18.36	(12.98)	(28.17)	85.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	9	13	30
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.99*	2.28	2.59	1.88	2.07*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.50*	1.50	1.54	1.53	1.54*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.50*	1.50	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	.48*	1.43	.36	.24	.36*
Portfolio turnover rate (%)	56*	69	169	238	377
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from December 23, 1999 (commencement of operations of Investment Class shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Represents one-time gain from accounting for cancellation of certain shareholder trades.
[e] Amount is less than $.005.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder European Equity Fund

Institutional Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 20.42	$ 17.61	$ 20.19	$ 28.44	$ 11.43	$ 13.50
Income (loss) from investment operations:
Net investment income (loss)	.08[b]	.29[b]	.15[b]	.23	(1.37)	.29
Net realized and unrealized gain (loss) on investment transactions	2.13	2.93	(2.73)	(8.11)	16.20	2.04
Total from investment operations	2.21	3.22	(2.58)	(7.88)	14.83	2.33
Less distributions from: Net investment income	(.46)	(.41)	-	(.37)	(.08)	(.29)
Net realized gains on investment transactions	-	-	-	-	-	(4.11)
Total distributions	(.46)	(.41)	-	(.37)	(.08)	(4.40)
Redemption fees	-[d]	-[d]	-	-	-	-
Other Capital Changes[c]	-	-	-	-	2.26	-
Net asset value, end of period	$ 22.17	$ 20.42	$ 17.61	$ 20.19	$ 28.44	$ 11.43
Total Return (%)[e]	10.76**	18.69	(12.78)	(28.10)	149.63	21.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	10	12	22	51.90
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.79*	2.08	2.36	1.63	1.94	1.64
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.25*	1.25	1.29	1.28	1.28	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.25*	1.25	1.25	1.25	1.25	.90
Ratio of net investment income (loss) (%)	.73*	1.66	.75	.48	.92	1.23
Portfolio turnover rate (%)	56*	69	169	238	377	80
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Represents one-time gain from accounting for cancellation of certain shareholder trades.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Scudder International Select Equity Fund

Class A
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.08	$ 7.56	$ 8.19	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.04[c]	.09[c]	.03[c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.92	1.45	(.66)	(1.80)
Total from investment operations	.96	1.54	(.63)	(1.81)
Less distributions from: Net investment income	(.11)	(.02)	-	-
Total distributions	(.11)	(.02)	-	-
Redemption fees	-[d]	-[d]	-	-
Net asset value, end of period	$ 9.93	$ 9.08	$ 7.56	$ 8.19
Total Return (%)[e]	10.65**	20.42	(7.69)	(18.10)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	433	360.8		.5
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.31*	1.33	1.42	1.41*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.31*	1.33	1.41	1.40*
Ratio of net investment income (loss) (%)	.84*	1.12	.34	(.15)*
Portfolio turnover rate (%)	130*	160	178	220
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from February 28, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Class B
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.87	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.01[c]	.03[c]	(.02)[c]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.89	1.42	(.67)	(1.87)
Total from investment operations	.90	1.45	(.69)	(1.89)
Less distributions from: Net investment income	(.04)	-	-	-
Total distributions	(.04)	-	-	-
Redemption fees	-[d]	-[d]	-	-
Net asset value, end of period	$ 9.73	$ 8.87	$ 7.42	$ 8.11
Total Return (%)[e]	10.16**	19.54	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3.3		.08
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.06*	2.08	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.06*	2.08	2.16	2.15*
Ratio of net investment income (loss) (%)	.09*	.37	(.25)	(.43)*
Portfolio turnover rate (%)	130*	160	178	220
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from February 28, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Class C
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.86	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.01[c]	.03[c]	(.09)[c]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.90	1.41	(.60)	(1.87)
Total from investment operations	.91	1.44	(.69)	(1.89)
Less distributions from: Net investment income	(.04)	-	-	-
Total distributions	(.04)	-	-	-
Redemption fees	-[d]	-[d]	-	-
Net asset value, end of period	$ 9.73	$ 8.86	$ 7.42	$ 8.11
Total Return (%)[e]	10.28**	19.41	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	5.6		.1
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.06*	2.08	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.06*	2.08	2.16	2.15*
Ratio of net investment income (loss) (%)	.09*	.37	(1.13)	(.53)*
Portfolio turnover rate (%)	130*	160	178	220
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from February 28, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Investment Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.77	$ 13.14	$ 14.24	$ 21.31	$ 18.09
Income (loss) from investment operations:
Net investment income (loss)	.07[b]	.16[b]	.06[b]	-[c]	.01
Net realized and unrealized gain (loss) on investment transactions	1.61	2.50	(1.16)	(5.08)	3.49
Total from investment operations	1.68	2.66	(1.10)	(5.08)	3.50
Less distributions from: Net investment income	(.20)	(.03)	-	-	-
Net realized gains on investment transactions	-	-	-	(1.99)	(.28)
Total distributions	(.20)	(.03)	-	(1.99)	(.28)
Redemption fees	-[c]	-[c]	-	-	-
Net asset value, end of period	$ 17.25	$ 15.77	$ 13.14	$ 14.24	$ 21.31
Total Return (%)	10.61**	20.41	(7.72)	(25.88)	(19.41)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	40	13	10	9
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.31*	1.35	1.42	1.41	1.28
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.31*	1.33	1.42	1.41	1.28
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.31*	1.33	1.41	1.40	1.28
Ratio of net investment income (loss) (%)	.83*	1.12	.43	.12	.04
Portfolio turnover rate (%)	130*	160	178	220	233
[a] For the six months ended April 30, 2004 (Unaudited). [b] Based on average shares outstanding during the period. [c] Amount is less than $.005. * Annualized ** Not annualized

Scudder International Select Equity Fund

Class R
	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.01	$ 13.71
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.04
Net realized and unrealized gain (loss) on investment transactions	1.65	2.26
Total from investment operations	1.68	2.30
Less distributions from: Net investment income	(.16)	-
Total distributions	(.16)	-
Redemption fees	-[d]	-[d]
Net asset value, end of period	$ 17.53	$ 16.01
Total Return (%)	10.51**	16.78**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	256	12
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.57*	1.58*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.57*	1.58*
Ratio of net investment income (loss) (%)	.58*	.89*
Portfolio turnover rate (%)	130*	160
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from July 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Institutional Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 16.02	$ 13.35	$ 14.45	$ 21.50	$ 18.10	$ 12.02
Income (loss) from investment operations:
Net investment income (loss)	.09[b]	.19[b]	.12[b]	.08	(.85)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.62	2.55	(1.21)	(5.14)	4.57	6.91
Total from investment operations	1.71	2.74	(1.09)	(5.06)	3.72	6.82
Less distributions from: Net investment income	(.24)	(.07)	(.01)	-	(.04)	(.07)
Net realized gains on investment transactions	-	-	-	(1.99)	(.28)	(.67)
Total distributions	(.24)	(.07)	(.01)	(1.99)	(.32)	(.74)
Redemption fees	-[c]	-[c]	-	-	-	-
Net asset value, end of period	$ 17.49	$ 16.02	$ 13.35	$ 14.45	$ 21.50	$ 18.10
Total Return (%)	10.74**	20.61[d]	(7.55)	(25.57)	20.68	59.39[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	94	69	66	55	62
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.06*	1.08	1.17	1.16	.96	2.21
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.06*	1.08	1.17	1.16	.96	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.06*	1.08	.16	1.15	.96	.90
Ratio of net investment income (loss) (%)	1.08*	1.37	.80	.36	(.16)	.52
Portfolio turnover rate (%)	130*	160	178	220	233	239
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Premier Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.92	$ 13.28	$ 14.37	$ 21.48	$ 27.67
Income (loss) from investment operations:
Net investment income (loss)	.10[c]	.22[c]	.15[c]	.08	.07
Net realized and unrealized gain (loss) on investment transactions	1.61	2.53	(1.19)	(5.08)	(6.26)
Total from investment operations	1.71	2.75	(1.04)	(5.00)	(6.19)
Less distributions from: Net investment income	(.24)	(.11)	(.05)	(.12)	-
Net realized gains on investment transactions	-	-	-	(1.99)	-
Total distributions	(.24)	(.11)	(.05)	(2.11)	-
Redemption fees	-[d]	-[d]	-	-	-
Net asset value, end of period	$ 17.39	$ 15.92	$ 13.28	$ 14.37	$ 21.48
Total Return (%)[e]	10.87**	20.84	(7.31)	(25.44)	(22.37)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	288	251	148	159	214
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.01*	1.08	1.18	1.16	1.15*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	.90*	.90	.91	.91	.90*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	.90*	.90	.90	.90	.90*
Ratio of net investment income (loss) (%)	1.24*	1.55	1.04	.52	.56*
Portfolio turnover rate (%)	130*	160	178	220	233
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from February 29, 2000 (commencement of operations of Premier Class shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder European Equity Fund and Scudder International Select Equity Fund ("European Equity Fund" and "International Select Equity Fund" or the "Funds") are each a diversified series of Scudder MG Investments Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The European Equity Fund offers five classes of shares to investors: Class A, Class B, Class C, Investment Class and Institutional Class. The International Select Equity Fund offers seven classes of shares to investors: Class A, Class B, Class C, Investment Class, Class R, Institutional Class and Premier Class.

These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, each Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by each Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by each Fund. When entering into a closing transaction, each Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit each Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, each Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for nonhedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the European Equity Fund had a net tax basis capital loss carryforward of approximately $25,289,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($3,398,000), October 31, 2009 ($18,661,000), October 31, 2010 ($1,586,000) and October 31, 2011 ($1,644,000), the respective expiration dates, whichever occurs first.

At October 31, 2002, the International Select Equity Fund had a net tax basis capital loss carryforward of approximately $107,910,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2009 ($71,552,000) and October 31, 2010 ($36,358,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class A, Investment Class and Institutional Class shareholders of each Fund and for less than sixty days, a fee of 2% of the current net asset value of the shares being redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
European Equity Fund	$ 5,111,410	$ 7,633,993
International Select Equity Fund	$ 595,113,836	$ 538,791,989

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG.

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the European Equity Fund and Deutsche Asset Management Investment Services Limited ("DeAMIS"), also an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the International Select Equity Fund and serves as subadvisor with respect to the investment and reinvestment of assets in the European Equity Fund. DeAM, Inc. is the Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreements the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. For the International Select Equity Fund, DeAM, Inc. determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. For the European Equity Fund, DeAMIS, the Fund's sub-advisor, determines the securities, investments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fees payable under the Investment Advisory Agreements are equal to an annual rate of 0.70% of each Fund's average daily net assets, computed and accrued daily and payable monthly. For the European Equity Fund, the Advisor compensates DeAMIS out of the advisory fee it receives from the Fund.

Administrator. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.30% of the average daily net assets of each class of each Fund, computed and accrued daily and payable monthly. However, for the International Select Equity Fund, the Administrator Service Fee is equal to an annual rate of 0.25% of the average daily net assets of the Premier Class. For the six months ended April 30, 2004, the Administrator Service Fees were as follows:

Administrator Service Fee	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
European Equity Fund	$ 28,038	$ 28,038	$ -
International Select Equity Fund	$ 1,198,389	$ 158,168	$ 140,386

For the six months ended April 30, 2004, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of each class as follows:

	European Equity Fund (%)	International Select Equity Fund (%)
Class A	1.50	1.50
Class B	2.25	2.25
Class C	2.25	2.25
Institutional Class	1.25	1.25
Class R	-	1.75
Investment Class	1.50	1.50
Premier Class	-	.90

Under these agreements, the Advisor and Administrator reimbursed an additional $102,999 of expenses of the European Equity Fund.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares of each Fund and 0.25% of the average daily net assets of the Class R shares of International Select Equity Fund and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended April 30, 2004, the Distribution Fees were as follows:

Distribution Fee	Total Aggregated	Amount Waived	Unpaid at April 30, 2004
European Equity Fund
Class A	$ 651	$ 651	-
Class B	1,063	1,063	-
Class C	1,792	1,792	-
	$ 3,506	$ 3,506	$ -

	Total Aggregated	Unpaid at April 30, 2004
International Select Equity Fund
Class A	$ 508,050	$ 84,159
Class B	18,945	3,745
Class C	32,050	6,666
Class R	100	48
	$ 559,145	$ 94,618

In addition, SDI, or an affiliate, provides information and administrative services ("Shareholder Servicing Fee") to Class B, C, Investment Class and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI, or an affiliate, in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Shareholder Servicing Fees were as follows:

Shareholder Servicing Fee	Total Aggregated	Amount Waived	Unpaid at April 30, 2004	Effective Rate
European Equity Fund
Class B	354	354	-	0.0%
Class C	604	604	-	0.0%
Investment Class	6,656	6,656	-	0.0%
	$ 7,614	$ 7,614	$ -

	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
International Select Equity Fund
Class B	6,315	-	.25%
Class C	10,682	-	.25%
Investment Class	59,445	9,071.25%
Class R	100	47.25%
	$ 76,542	$ 9,118

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Funds. Underwriting commissions paid in connection with the distribution of Class A shares of European Equity and International Select Equity Fund for the six months ended April 30, 2004 aggregated $711 and $10,581, respectively. Underwriting commissions paid in connection with the distribution of Class C shares of International Select Equity Fund aggregated $68.There were no underwriting commissions paid in connection with the distribution of Class C shares of European Equity and International Select Equity Fund for the six months ended April 30, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended April 30, 2004, the charges for Class A, B and C shares were as follows:

Total Aggregated
European Equity Fund
Class A	$ -
Class B	1,460
Class C	-
$ 1,460
International Select Equity Fund
Class A	$ -
Class B	2,909
Class C	696
$ 3,605

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Forward Foreign Currency Commitments

As of April 30, 2004, the European Equity Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	1,029,214	EUR	863,000	7/22/2004	2,122
USD	17,811	EUR	15,000	7/22/2004	115
USD	48,592	EUR	41,000	7/22/2004	405
USD	408,404	EUR	344,000	7/22/2004	2,697
USD	247,712	EUR	209,000	7/22/2004	2,055
GBP	30,000	USD	53,388	7/22/2004	553
GBP	186,000	USD	327,639	7/22/2004	64
GBP	140,000	USD	248,604	7/22/2004	2,042
USD	234,726	SEK	7,587,000	7/22/2004	3,233
Total unrealized appreciation					13,286

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
CHF	703,000	USD	542,438	7/22/2004	(218)
EUR	11,000	USD	13,065	7/22/2004	(81)
EUR	128,000	USD	152,513	7/22/2004	(454)
EUR	73,000	USD	86,202	7/22/2004	(1,037)
EUR	285,000	USD	337,554	7/22/2004	(3,038)
EUR	136,000	USD	161,406	7/22/2004	(1,122)
USD	23,200	GBP	13,000	7/22/2004	(305)
USD	70,734	GBP	40,000	7/22/2004	(288)
USD	1,779,322	GBP	1,003,000	7/22/2004	(12,882)
USD	292,644	GBP	165,000	7/22/2004	(2,053)
USD	89,794	GBP	51,000	7/22/2004	(155)
NOK	4,287,000	USD	618,169	7/22/2004	(4,875)
Total unrealized depreciation					(26,508)

As of April 30, 2004, the European Equity Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable) (US$)
CHF	21,000	EUR	13,578	7/22/2004
EUR	13,578	CHF	21,000	7/22/2004	17
CHF	335,000	EUR	216,811	7/22/2004
EUR	216,811	CHF	335,000	7/22/2004	511
CHF	34,000	EUR	21,976	7/22/2004
EUR	21,976	CHF	34,000	7/22/2004	17
CHF	172,000	EUR	111,128	7/22/2004
EUR	111,128	CHF	172,000	7/22/2004	(36)
CHF	300,000	EUR	193,798	7/22/2004
EUR	193,798	CHF	300,000	7/22/2004	(26)
CHF	114,000	EUR	73,405	7/22/2004
EUR	73,405	CHF	114,000	7/22/2004	275
CHF	455,000	EUR	294,955	7/22/2004
EUR	294,955	CHF	455,000	7/22/2004	(1,267)
CHF	306,000	EUR	197,211	7/22/2004
EUR	197,211	CHF	306,000	7/22/2004	(527)
CHF	251,000	EUR	161,907	7/22/2004
EUR	161,907	CHF	251,000	7/22/2004	(262)
CHF	89,000	EUR	57,830	7/22/2004
EUR	57,830	CHF	89,000	7/22/2004	(409)
NOK	1,427,000	EUR	174,046	7/22/2004
EUR	174,046	NOK	1,427,000	7/22/2004	(605)
NOK	1,653,000	EUR	200,817	7/22/2004
EUR	200,817	NOK	1,653,000	7/22/2004	248
NOK	194,000	EUR	23,381	7/22/2004
EUR	23,381	NOK	194,000	7/22/2004	253
NOK	883,000	EUR	106,726	7/22/2004
EUR	106,726	NOK	883,000	7/22/2004	(785)
NOK	1,168,000	EUR	141,070	7/22/2004
EUR	141,070	NOK	1,168,000	7/22/2004	(1,162)
NOK	1,858,000	EUR	225,076	7/22/2004
EUR	225,076	NOK	1,858,000	7/22/2004	(1,051)
NOK	752,000	EUR	91,174	7/22/2004
EUR	91,174	NOK	752,000	7/22/2004	(333)
NOK	340,000	EUR	41,317	7/22/2004
EUR	41,317	NOK	340,000	7/22/2004	(37)
NOK	1,131,000	EUR	138,362	7/22/2004
EUR	138,362	NOK	1,131,000	7/22/2004	979
NOK	177,000	EUR	21,391	7/22/2004
EUR	21,391	NOK	177,000	7/22/2004	160
SEK	166,000	EUR	18,217	7/22/2004
EUR	18,217	SEK	166,000	7/22/2004	(85)
Total net receivable (payable)					$ (4,125)

Currency Abbreviation
CHF	Swiss Franc	NOK	Norwegian Krona
EUR	Euro	SEK	Swedish Krona

E. Securities Lending

The Funds may lend securities to financial institutions. The Funds retain beneficial ownership of the securities they have loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan and 105 percent of the value of foreign denominated securities. The Funds may invest the cash collateral in an affiliated money market fund. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Funds or the borrower may terminate the loan. The Funds are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

F. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. At the end of the period, the European Equity Fund had $100,000 outstanding. Interest expense incurred on the borrowings amounted to $401 for the six months ended April 30, 2004. The average dollar amount of the borrowings was $268,571 and the weighted average interest rate on these borrowings was 1.55%.

G. Share Transactions

European Equity Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	90,765	$ 759,770	44,252	$ 288,085
Class B	23,474	186,450	24,056	152,666
Class C	9,102	75,911	13,026	85,543
Investment Class	35,404	770,792	98,343	1,515,070
Institutional Class	4,026	92,669	16,775	305,864
		$ 1,885,592		$ 2,347,228
Shares issued to shareholders in reinvestment of distributions
Class A	860	7,000	310	$ 2,016
Class B	311	2,516	342	2,154
Class C	608	4,941	694	4,385
Investment Class	5,445	114,076	9,227	150,306
Institutional Class	9,470	208,813	13,997	240,057
		337,346		$ 398,918
Shares redeemed
Class A	(68,270)	$ (553,933)	(33,856)	$ (230,769)
Class B	(15,398)	(124,901)	(17,392)	(115,704)
Class C	(3,943)	(33,707)	(10,468)	(68,498)
Investment Class	(58,964)	(1,266,525)	(329,058)	(5,656,766)
Institutional Class	(90,688)	(2,043,681)	(179,791)	(3,316,864)
		$ (4,022,747)		$ (9,388,601)
Redemption fees	-	$ 2,582	-	$ 5,313
Net increase (decrease)
Class A	23,355	$ 215,022	10,706	$ 62,664
Class B	8,387	64,065	7,006	39,116
Class C	5,767	47,145	3,252	21,430
Investment Class	(18,115)	(381,260)	(221,488)	(3,991,082)
Institutional Class	(77,192)	(1,742,199)	(149,019)	(2,769,270)
		$ (1,797,227)		$ (6,637,142)

International Select Equity Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,646,351	$ 74,489,288	70,454,797	$ 544,560,815
Class B	329,319	3,181,114	375,638	2,893,730
Class C	642,599	6,130,465	562,788	4,296,230
Investment Class	766,515	13,301,929	2,141,141	26,391,528
Class R	14,401	256,840	729	10,000
Institutional Class	1,776,768	30,815,146	9,671,201	128,786,993
Premier Class	1,136,851	19,761,298	16,121,811	217,949,009
		$ 147,936,080		$ 924,888,305
Shares issued to shareholders in reinvestment of distributions
Class A	471,122	$ 4,508,634	111,281	$ 831,291
Class B	1,907	17,947	-	-
Class C	2,789	26,244	-	-
Investment Class	29,195	485,821	2,517	32,643
Class R	13	218	-	-
Institutional Class	73,145	1,232,491	23,240	305,603
Premier Class	227,977	3,818,621	98,344	1,282,409
		$ 10,089,976		$ 2,451,946
Shares redeemed
Class A	(4,165,718)	$ (39,708,181)	(30,984,540)	$ (238,504,400)
Class B	(63,010)	(619,723)	(30,820)	(243,772)
Class C	(58,295)	(579,502)	(106,202)	(800,957)
Investment Class	(400,366)	(6,860,426)	(548,434)	(7,251,590)
Class R	(549)	(9,673)	-	-
Institutional Class	(2,108,110)	(37,094,892)	(8,933,915)	(120,350,527)
Premier Class	(583,569)	(10,037,941)	(11,556,554)	(163,018,150)
		$ (94,910,338)		$ (530,169,396)
Redemption fees	-	$ 10,848	-	$ 21,221
Net increase (decrease)
Class A	3,951,755	$ 39,291,287	39,581,538	$ 306,888,851
Class B	268,216	2,579,338	344,818	2,649,958
Class C	587,093	5,577,207	456,586	3,495,273
Investment Class	395,344	6,928,744	1,595,224	19,185,980
Class R	13,865	247,385	729	10,000
Institutional Class	(258,197)	(5,039,373)	760,526	8,748,746
Premier Class	781,259	13,541,978	4,663,601	56,213,268
		$ 63,126,566		$ 397,192,076

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

I. Subsequent Event

The Board of Trustees of the European Equity Fund approved the cessation of operations of the Fund on or about August 20, 2004. Accordingly, the Board has voted to redeem involuntarily the shares of any European Equity Fund shareholder outstanding at that time. Shareholders may exchange into another fund or redeem their shares prior to the closing date. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle. In conjunction with approving the cessation of operations of the European Equity Fund, the Board approved closing the Fund to new investments effective as of the close of business on June 4, 2004.

Account Management Resources

For shareholders of Classes A, B, C, Investment, Institutional and Premier

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder European Equity Fund	Scudder International Select Equity Fund
Class A	Nasdaq Symbol	DBEAX	DBISX
	CUSIP Number	81116P 881	81116P 402
	Fund Number	470	499
Class B	Nasdaq Symbol	DBEBX	DBIBX
	CUSIP Number	81116P 873	81116P 501
	Fund Number	670	699
Class C	Nasdaq Symbol	DBECX	DBICX
	CUSIP Number	81116P 865	81116P 600
	Fund Number	770	799
Class R	Nasdaq Symbol	N/A	DBITX
	CUSIP Number	N/A	81116P-576
	Fund Number	N/A	1501
Institutional Class	Nasdaq Symbol	MEUEX	MGINX
	CUSIP Number	81116P 709	81116P 105
	Fund Number	570	559
Investment Class	Nasdaq Symbol	MEUVX	MGIVX
	CUSIP Number	81116P 808	81116P 204
	Fund Number	890	899
Premier Class	Nasdaq Symbol	N/A	MGIPX
	CUSIP Number	N/A	81116P 303
	Fund Number	N/A	599

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder European Equity Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder European Equity Fund

Date:                               June 29, 2004
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Select Equity Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder International Select Equity Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------